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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2004

INTERNATIONAL SHIPPING ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51047	57-1212493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 Franklin Avenue, Suite 325, Garden City, New York	11530
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (516) 240-8025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 16, 2004, the initial public offering (“IPO”) of 32,775,000 Units (“Units”) of International Shipping Enterprises, Inc. (the “Company”), including 4,275,000 Units issued upon exercise of the underwriters’ over-allotment option, was consummated. Each Unit consists of one share of Common Stock, $.0001 par value per share (“Common Stock”), and two Warrants (“Warrants”), each to purchase one share of Common Stock. The Units were sold at an offering price of $6.00 per Unit, generating gross proceeds of $196,650,000. Audited financial statements as of December 16, 2004 reflecting receipt of the proceeds upon consummation of the IPO have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99.1	Audited Financial Statements

	Exhibit 99.2	Press release dated December 13, 2004

	Exhibit 99.3	Press release dated December 16, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2004	INTERNATIONAL SHIPPING ENTERPRISES, INC.

By: /s/ Angeliki Frangou
Angeliki Frangou
Chairman, Chief Executive Officer and